UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund only)

Date of reporting period: November 30, 2020

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Cushing® MLP Premier Fund

Message from the President and Annual Report

November 30, 2020

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Despite historically high levels of volatility generated by the global coronavirus pandemic and a host of other geopolitical and economic uncertainties, most broad U.S. stock and bond markets gained ground during the 12-month reporting period ended November 30, 2020. However, the energy sector proved to be an exception, experiencing sharp declines across most subsectors.

The reporting period began on an upswing, with markets rising on generally positive underlying economic trends and the announcement of a U.S.-China trade deal. In mid-January 2020, energy stocks began to slump on news of the COVID-19 outbreak in China, the world’s largest energy consumer. By mid-February, broad stock and bond indices began to follow suit as growing numbers of COVID-19 cases appeared in hotspots around the world. By early March 2020, the virus reached pandemic proportions. As governments struggled to support overburdened health care systems by issuing “stay-at-home” orders and other restrictions on nonessential activity, global economic activity slowed, driving most stocks and bonds sharply lower.

The United States was hit particularly hard by the pandemic, with more reported COVID-19 cases and deaths than any other country in the world throughout the second half of the reporting period. As the pandemic deepened, the U.S. Federal Reserve (“Fed”) cut interest rates twice and announced unlimited quantitative easing. The Federal government declared a national emergency, and Congress passed and the President signed a $2 trillion stimulus package. Markets responded positively to these measures, as well as gradual lessening of restrictions on nonessential businesses, hopes for additional stimulus and apparent progress in the development of a vaccine. By late August 2020, the S&P 500® Index, a widely regarded benchmark of market performance, had not only regained all the ground it lost earlier in the reporting period, the Index had reached record levels and continued to set new highs through November 30, 2020.

While energy stocks also showed signs of recovery, with West Texas Intermediate crude oil prices climbing from a brief plunge into negative territory in early April 2020 to over forty dollars a barrel in June, the sector’s performance trailed off from then until early November. Midstream declines in the late summer and fall appeared to be driven largely by broadly negative investor sentiment without regard for positive earnings and beneficial management actions. As a result, valuation multiples approached record lows on an absolute and relative basis, although November saw a bounce in equity and commodity prices on hopes that the rapid deployment of a COVID-19 vaccine might produce a sustained economic recovery.

While the ongoing pandemic continues to change the way that many of work and live our lives, at New York Life Investments, we remain dedicated to providing you, as a MainStay Funds investor, with products, information and services to help you to navigate today’s rapidly changing investment environment. Despite the challenges posed by COVID-19, we continue to innovate with you in mind, introducing new suites of Funds and providing continuous insights into ever-evolving markets and investment strategies. Our goal is to give you the tools you need to build a resilient portfolio in the face of uncertain times.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.

Average Annual Total Returns for the Year Ended November 30, 2020

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]

Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	10/20/2010	–28.63 –24.48%	–7.43 –6.38%	–3.93 –3.38%	1.54 1.54%
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–28.61 –24.45	–7.41 –6.36	–11.66 –10.88	1.54 1.54
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	10/20/2010	–25.66 –25.03	–7.09 –7.09	–4.11 –4.11	2.29 2.29
Class I Shares[3]	No Sales Charge		10/20/2010	–24.27	–6.15	–3.14	1.29

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years

Alerian Midstream Energy Select Index[5]	–17.86%	0.27%	4.11%
Cushing MLP Premier Tiered Index[6]	–24.50	–7.09	–2.38
Alerian MLP Index[5]	–24.50	–7.09	–2.38
Morningstar Energy Limited Partnership Category Average[7]	–19.41	–5.34	–1.92

5.

Effective, December 1, 2020, the Alerian Midstream Energy Select Index replaced the Alerian MLP Index as the Fund’s primary benchmark. The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

6.	Effective, December 1, 2020, the Cushing MLP Premier Tiered Index replaced the Alerian U.S. Midstream Energy Index as the Fund’s secondary benchmark. The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.
7.

The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cushing MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from June 1, 2020, to November 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from June 1, 2020, to November 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended November 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/20	Ending Account Value (Based on Actual Returns and Expenses) 11/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,011.40	$8.03	$1,017.01	$8.05	1.60%

Investor Class Shares	$1,000.00	$1,011.30	$8.15	$1,016.89	$8.18	1.62%

Class C Shares	$1,000.00	$1,009.30	$11.88	$1,013.18	$11.90	2.36%

Class I Shares	$1,000.00	$1,012.50	$6.76	$1,018.28	$6.78	1.34%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 183 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of November 30, 2020(1) (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of November 30, 2020 (excluding short-term investments) (Unaudited)

1.	Enbridge, Inc.

2.	Plains GP Holdings, L.P.

3.	Enterprise Products Partners, L.P.

4.	TC Energy Corporation

5.	Williams Companies, Inc.
6.	Targa Resources Corporation

7.	Equitrans Midstream Corporation

8.	Pembina Pipeline Corporation

9.	Cheniere Energy, Inc.

10.	Kinder Morgan, Inc.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks
(4)	Convertible Preferred Stocks

8	MainStay Cushing MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, John M. Musgrave and Kevin Gallagher1 of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its benchmarks and peer group during the 12 months ended November 30, 2020?

For the 12 months ended November 30, 2020, Class I shares of MainStay Cushing MLP Premier Fund returned –24.27%, outperforming the –24.50% return of Alerian MLP Index, which was the Fund’s primary benchmark during the reporting period. Over the same period, the Fund underperformed the –17.86% return of the Alerian Midstream Energy Select Index, the Fund’s primary benchmark as of December 1, 2020 and outperformed the –24.50% return of the Cushing MLP Premier Tiered Index, the Fund’s secondary benchmark as of December 1, 2020. During the reporting period, Class I shares of the Fund underperformed the –19.41% return of the Morningstar Energy Limited Partnership Category Average.2

Were there any changes to the Fund?

Effective January 6, 2020, Kevin Gallagher no longer served as a portfolio manager of the Fund and John M. Musgrave was added as a portfolio manager of the Fund. Jerry Swank continues to serve as a portfolio manager of the Fund. For more information about this change refer to the prospectus supplement dated January 6, 2020. Effective December 1, 2020, the Fund’s principal investment strategies were modified and the Fund’s primary benchmark changed from the Alerian MLP Index to the Alerian Midstream Energy Select Index and secondary benchmark changed to the Cushing MLP Premier Tiered Index. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company (“RIC”), rather than a “C” corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. Please refer to the supplement dated October 5, 2020, for more information on these changes.

What factors affected the Fund’s relative performance during the reporting period?

There were numerous concurrent developments during the reporting period that materially altered the current state and outlook for energy markets and related equities. These events included an OPEC price war (and subsequent agreement), the initial spread of the global COVID-19 pandemic and the resulting negative impact to hydrocarbon demand, forced producer curtailments and a briefly negative crude oil price. As a result, energy markets experienced unprecedented levels of volatility and sharply declining equity prices.

Many midstream management teams took proactive steps to preserve financial flexibility and endure the distressed environment. In response to volatility, most publicly traded midstream companies announced remedial updates, including slashing capital expenditure forecasts, deferring projects, cutting operating costs and, in select cases, voluntarily reducing distributions and dividends. These revisions resulted in several billion dollars of capital savings and even higher free cash flow yields despite reduced earnings projections.

While stock declines were broadly based across midstream companies and subsectors, the Fund’s performance benefited from holdings in companies where we believed cash flows would be more resilient given the commodity downturn. Additionally, companies with conservative leverage profiles and the ability to cancel capital expenditures projects to enhance financial flexibility (to further delever or conduct stock buybacks) generally outperformed during the reporting period.

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

While the first half of the reporting period experienced several headline “market shock” events (as described earlier), the second half of the reporting period was largely devoid of such events. In our opinion, the biggest news of the latter half of the reporting period may have been the state of energy investor sentiment itself and the unrelenting degradation of company valuation multiples.

The massive underperformance of the beleaguered midstream sector versus the broader market took its toll during the reporting period. Shareholder fatigue and frustration culminated into unprecedented outflows from investment funds and strategies focused on publicly traded midstream equities. Positive earnings and beneficial management actions were largely met with investor indifference. Valuation multiples approached record lows on an absolute and relative basis.

During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?

The Fund’s strongest contributions to performance relative to the Alerian MLP Index came from the crude oil & refined products and yieldco subsectors. (Contributions take weightings and total returns into account.) Relative to the Alerian MLP Index, the Fund held significantly underweight exposure to the lagging crude oil & refined products subsector throughout the reporting period. The Fund also benefited from holdings in the out-of-benchmark yieldco subsector, which generated positive absolute performance.

1.	Kevin Gallagher served as a portfolio manager of the Fund until January 6, 2020.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

Conversely, investments in the large-cap diversified C-corporations and natural gas gatherers & processors subsectors detracted most significantly from the Fund’s relative performance. Holdings in the out-of-benchmark large-cap diversified C-corporations subsector produced negative absolute returns that trailed the Alerian MLP Index. The natural gas gatherers & processors subsector suffered as it was considered “closer to the wellhead” and therefore more sensitive to commodity price declines and slowing production volumes.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

On an absolute basis, the top contributors to the Fund’s absolute performance included NextEra Energy Partners, Antero Midstream and Equitrans Midstream. NextEra Energy Partners, one of the largest renewable energy infrastructure companies, continued to benefit from its alignment with renewable industry leader NextEra Energy Inc. and its long-term contracted asset base with little economic sensitivity. NextEra Energy Partners also benefited from environmental, sustainable and governance-directed investor fund flows, and increasing interest in companies positioned for a potential renewable energy transition. Equitrans Midstream and Antero Midstream are both northeast natural gas-focused companies that benefited from the expected slowdown in crude oil-focused drilling activity, which also reduced associated natural gas production (natural gas produced as a byproduct of crude oil production). The Fund added to both positions during the reporting period.

The most substantial detractors from the Fund’s absolute performance—all in the large cap diversified MLP or large-cap diversified C-corporations subsectors—included Plains All American Pipeline, Energy Transfer and ONEOK. During the reporting period, the Fund held significant exposure to all three holdings, all of which were negatively affected by broad-based selling in midstream energy equities. Plains All American Pipeline was further negatively impacted by investor concerns regarding crude oil commodity price volatility and overbuilt pipeline capacity in the Permian basin. The Fund continued to hold positions in all three companies as of November 30, 2020, reflecting our belief that they were positioned to benefit from their integrated value chains across multiple geographies and products, as well as their ability to better withstand shifting and slowing activity levels on the part of exploration & production customers.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund’s largest purchases during the reporting period included shares in Equitrans Midstream and Plains GP Holdings. We believed Equitrans Midstream could benefit from a strengthened natural gas market as a result of reduced domestic crude oil-focused drilling activity. The company could also benefit from its completed merger with EQM Midstream Partners and positive regulatory developments on its major growth project, the Mountain Valley Pipeline. Plains GP Holdings stock was increased to the largest position in the Fund over the reporting period. We believed the risk-return opportunity appeared favorable given the company’s discounted valuation, its position as the largest Permian-focused crude oil pipeline firm and its clear path for leverage reduction in the wake of its distribution cut.

The Fund’s largest sales during the reporting period included holdings in Shell Midstream Partners and Genesis Energy. Shell Midstream and Genesis Energy shares were both negatively affected by weak fundamentals in several of their core businesses, including Gulf of Mexico production volumes. Neither holding remained in the Fund as of November 30, 2020.

How did the Fund’s subsector weightings change during the reporting period?

The Fund’s subsector weightings remained generally stable during the reporting period. Exposure to the large-cap diversified C-corporations subsector incrementally increased due to positive relative performance and the Fund’s purchases of additional shares in TC Energy and Enbridge. Exposure to the natural gas transportation & storage subsector also increased as a result of purchases in shares of Equitrans Midstream, described above. Exposure to the crude oil & refined products subsector decreased as a result of negative relative performance and sales, notably of shares in Shell Midstream and Genesis Energy, both described above.

How was the Fund positioned at the end of the reporting period?

Although we remained constructive on the midstream sector, we took a more defensive posture in the Fund during the reporting period to address ongoing concerns regarding the impact of crude oil price volatility. We significantly reduced the Fund’s exposure to more commodity-sensitive names and companies positioned “closer to the wellhead” (i.e., gatherers and processors). Conversely, we increased the Fund’s exposure to natural gas midstream companies that we believed were overly discounted and which face a structurally improved outlook in light of the potential for further declines or flattening of crude oil production and associated gas supply.

As of November 30, 2020, the Fund’s largest overweight positions relative to the Alerian MLP Index included Enbridge, Targa Resources and The Williams Companies. As of the same date, the Fund’s most significantly underweight positions relative to the Alerian MLP Index were Western Midstream Partners, MPLX and Magellan Midstream Partners.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cushing MLP Premier Fund

Portfolio of Investments November 30, 2020

	Shares	Value
Common Stocks 60.3%†
Canadian Midstream 2.5%
Canada 2.5%
Keyera Corporation	778,500	$13,433,576

General Partners 1.2%
United States 1.2%
EnLink Midstream LLC	1,700,000	6,290,000

Large Cap Diversified C Corps 39.7%
Canada 18.5%
Enbridge, Inc.	1,180,813	36,853,174
Pembina Pipeline Corporation	1,020,000	25,999,800
TC Energy Corporation	789,456	34,680,802
United States 21.2%
Cheniere Energy, Inc. (a)	457,690	25,946,446
Kinder Morgan, Inc.	1,802,910	25,925,846
ONEOK, Inc.	720,000	25,826,400
Williams Companies, Inc.	1,643,864	34,488,266

		209,720,734

Natural Gas Gatherers & Processors 6.9%
United States 6.9%
Antero Midstream Corporation	490,312	3,304,703
Targa Resources Corporation	1,413,520	33,217,720

		36,522,423

Natural Gas Transportation & Storage 6.1%
United States 6.1%
Equitrans Midstream Corporation	3,946,747	32,205,456

YieldCo 3.9%
United Kingdom 2.1%
Atlantica Yield PLC	320,096	11,008,101

United States 1.8%
Clearway Energy, Inc.	318,480	9,321,910

		20,330,011

Total Common Stocks (Cost $343,370,717)		318,502,200

MLP Investments and Related Companies 36.6%
Crude Oil & Refined Products 2.4%
United States 2.4%
Phillips 66 Partners, L.P.	476,000	12,794,880

Large Cap Diversified C Corps 6.8%
United States 6.8%
Plains GP Holdings, L.P.	4,550,710	36,087,130

	Shares	Value
Large Cap MLP 20.4%
United States 20.4%
Energy Transfer, L.P.	3,902,117	$24,115,083
Enterprise Products Partners, L.P.	1,800,000	34,920,000
Magellan Midstream Partners, L.P.	568,250	23,383,487
MPLX, L.P.	1,195,290	25,148,902

		107,567,472

Natural Gas Gatherers & Processors 2.3%
United States 2.3%
Hess Midstream, L.P.	574,841	10,364,383
Rattler Midstream, L.P.	175,000	1,450,750

		11,815,133

YieldCo 4.7%
United States 4.7%
NextEra Energy Partners, L.P.	392,310	24,899,916

Total MLP Investments and Related Companies (Cost $178,703,570)		193,164,531

	Principal Amount

Convertible Preferred Stocks 1.6%
Natural Gas Gatherers & Processors 1.6%
United States 1.6%
Crestwood Equity Partners, L.P. 9.25%	1,222,650	8,595,230

Total Convertible Equity Partners (Cost $6,037,201)		8,595,230

	Shares

Short-Term Investments—Investment Companies 2.3%
United States 2.3%
First American Government Obligations Fund—Class X, 0.05% (b)	6,044,967	6,044,967
First American Treasury Obligations Fund—Class X, 0.05% (b)	6,044,967	6,044,967

Total Short-Term Investments—Investment Companies (Cost $12,089,934)		12,089,934

Total Investments (Cost $540,201,423)	100.8%	532,351,895
Other Assets, Less Liabilities	(0.8)	(4,358,312)
Net Assets	100.0%	$527,993,583

†	Calculated as a percentage of net assets applicable to common shareholders.

(a)	Non-income producing security.

(b)	Current yield as of November 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2020 (continued)

The following is a summary of the fair valuations according to the inputs used as of November 30, 2020, for valuing the Fund’s assets.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$318,502,200	$—	$—	$318,502,200
MLP Investments and Related Companies	193,164,531	—	—	193,164,531
Convertible Preferred Stocks	8,595,230	—	—	8,595,230
Short-Term Investments—Investment Companies	12,089,934	—	—	12,089,934

Total Investments in Securities	$532,351,895	$—	$—	$532,351,895

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2020

Assets
Investments, at value (identified cost $540,201,423)	$532,351,895
Receivables:
Dividends and interest	1,471,646
Fund shares sold	501,309
Prepaid expenses	61,283

Total assets	534,386,133

Liabilities
Payables:
Fund shares redeemed	3,357,186
Investments purchased	1,483,435
Manager fees (See Note 3)	454,862
Transfer agent (See Note 3)	339,595
Tax withholding payable	150,040
NYLIFE Distributors (See Note 3)	141,712
Distributions payable	133,607
Shareholder communication	74,800
Professional fees	13,722
Trustees	6,623
Custodian	2,416
Franchise taxes	215,971
Accrued expenses	18,581

Total liabilities	6,392,550

Net assets	$527,993,583

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,956
Additional paid-in capital	1,225,090,254

1,225,181,210
Total distributable earnings (loss), net of income taxes	(697,187,627)

Net assets	$527,993,583

Class A
Net assets applicable to outstanding shares	$168,531,647

Shares of beneficial interest outstanding	28,420,939

Net asset value per share outstanding	$5.93
Maximum sales charge (5.50% of offering price)	0.35

Maximum offering price per share outstanding	$6.28

Investor Class
Net assets applicable to outstanding shares	$1,782,954

Shares of beneficial interest outstanding	300,104

Net asset value per share outstanding	$5.94
Maximum sales charge (5.00% of offering price)	0.31

Maximum offering price per share outstanding	$6.25

Class C
Net assets applicable to outstanding shares	$138,776,005

Shares of beneficial interest outstanding	26,866,874

Net asset value per share outstanding	$5.17

Class I
Net assets applicable to outstanding shares	$218,902,977

Shares of beneficial interest outstanding	35,368,028

Net asset value per share outstanding	$6.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended November 30, 2020

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $45,860,186) (a)	$10,062,148
Interest	79,958

Total income	10,142,106

Expenses
Manager (See Note 3)	7,327,667
Distribution/Service—Class A (See Note 3)	459,428
Distribution/Service—Investor Class (See Note 3)	4,743
Distribution/Service—Class C (See Note 3)	1,771,012
Transfer agent (See Note 3)	1,022,468
Professional fees	235,284
Shareholder communication	208,616
Registration	125,989
Franchise tax	111,509
Trustees	19,162
Custodian	11,882
Insurance	10,133
Miscellaneous	31,244

Net expenses	11,339,137

Net investment income (loss)	(1,197,031)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments, before income taxes	(140,437,050)
Foreign currency transactions	27,752

Net realized gain (loss)	(140,409,298)

Net change in unrealized appreciation (depreciation) on investments, before income taxes	(117,991,143)

Net realized and unrealized gain (loss)	(258,400,441)

Net increase (decrease) in net assets resulting from operations	$(259,597,472)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $887,163.

14	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,197,031)	$(12,289,653)
Net realized gain (loss)	(140,409,298)	(19,728,088)
Net change in unrealized appreciation (depreciation)	(117,991,143)	(38,134,671)

Net increase (decrease) in net assets resulting from operations	(259,597,472)	(70,152,412)

Distributions to shareholders from return of capital:
Class A	(24,903,370)	(24,758,011)
Investor Class	(259,009)	(236,575)
Class C	(26,398,607)	(35,368,999)
Class I	(38,015,735)	(49,829,343)

Total distributions to shareholers	(89,576,721)	(110,192,928)

Capital share transactions:
Net proceeds from sale of shares	314,160,378	388,297,290
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	88,011,831	108,574,026
Cost of shares redeemed	(510,449,466)	(672,939,921)

Increase (decrease) in net assets derived from capital share transactions	(108,277,257)	(176,068,605)

Net increase (decrease) in net assets	(457,451,450)	(356,413,945)

Net Assets
Beginning of year	985,445,033	1,341,858,978

End of year	$527,993,583	$985,445,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class A	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.09	$10.64	$11.71	$14.09	$14.47

Net investment income (loss) (a)	(0.01)	(0.09)	(0.08)	(0.17)	(0.16)

Net realized and unrealized gain (loss) on investments	(2.25)	(0.52)	0.35	(0.87)	1.23

Total from investment operations	(2.26)	(0.61)	0.27	(1.04)	1.07

Less distributions:

From return of capital	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)

Net asset value at end of year	$5.93	$9.09	$10.64	$11.71	$14.09

Total investment return (b)	(24.48)%	(6.40)%	1.90%	(8.19)%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including tax benefit (expense)) (c)	(0.13)%	(0.92)%	(0.67)%	(1.21)%	(1.21)%

Net investment income (loss) (excluding tax benefit (expense)) (c)	(0.11)%	(0.90)%	(0.66)%	(1.20)%	(1.22)%

Net expenses (including tax (benefit) expense) (c)(d)(e)	1.60%	1.54%	1.51%	1.51%	1.52%

Portfolio turnover rate	33%	50%	50%	29%	52%

Net assets at end of year (in 000’s)	$168,532	$249,399	$278,507	$264,449	$360,473

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not anualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(30,329) is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(29,083) is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,819 is attributable to Class A.
(d)

The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.59%, 1.53%, 1.50%, 1.50% and 1.53% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.59%, 1.53%, 1.50%, 1.50% and 1.53% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,

Investor Class	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.10	$10.65	$11.71	$14.09	$14.47

Net investment income (loss) (a)	(0.01)	(0.09)	(0.08)	(0.17)	(0.15)

Net realized and unrealized gain (loss) on investments	(2.25)	(0.52)	0.36	(0.87)	1.22

Total from investment operations	(2.26)	(0.61)	0.28	(1.04)	1.07

Less distributions:

From return of capital	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)

Net asset value at end of year	$5.94	$9.10	$10.65	$11.71	$14.09

Total investment return (b)	(24.45)%	(6.04)%	1.99%	(8.19)%	8.75%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including tax benefit (expense)) (c)	(0.18)%	(0.92)%	(0.71)%	(1.22)%	(1.16)%

Net investment income (loss) (excluding tax benefit (expense)) (c)	(0.17)%	(0.91)%	(0.70)%	(1.21)%	(1.16)%

Net expenses (including tax (benefit) expense) (c)(d)(e)	1.64%	1.54%	1.53%	1.53%	1.55%

Portfolio turnover rate	33%	50%	50%	29%	52%

Net assets at end of year (in 000’s)	$1,783	$2,446	$2,575	$2,616	$3,157

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2020, The Fund accrued $(111,509) in franchise tax expense, of which $(313) is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(333) is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $50 is attributable to Investor Class.
(d)

The ratio of expenses excluding tax expense to average net assets before waiver was 1.63%, 1.53%, 1.52%, 1.52%, 1.55% and 1.50% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver was 1.63%, 1.53%, 1.52%, 1.52% and 1.55% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class C	2020	2019	2018	2017	2016

Net asset value at beginning of year	$8.14	$9.69	$10.86	$13.26	$13.81

Net investment income (loss) (a)	(0.05)	(0.15)	(0.16)	(0.25)	(0.24)

Net realized and unrealized gain (loss) on investments	(2.02)	(0.46)	0.33	(0.81)	1.14

Total from investment operations	(2.07)	(0.61)	0.17	(1.06)	0.90

Less distributions:

From return of capital	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)

Net asset value at end of year	$5.17	$8.14	$9.69	$10.86	$13.26

Total investment return (b)	(25.03)%	(7.06)%	1.09%	(8.88)%	7.89%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including tax benefit (expense)) (c)	(0.87)%	(1.65)%	(1.45)%	(1.99)%	(1.95)%

Net investment income (loss) (excluding tax benefit (expense)) (c)	(0.85)%	(1.64)%	(1.44)%	(1.98)%	(1.95)%

Net expenses (including tax (benefit) expense) (c)(d)(e)	2.39%	2.29%	2.28%	2.28%	2.30%

Portfolio turnover rate	33%	50%	50%	29%	52%

Net assets at end of year (in 000’s)	$138,776	$272,423	$397,557	$445,524	$538,336

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(29,666) is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(50,302) is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,231 is attributable to Class C.
(d)

The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 2.38%, 2.28%, 2.27%, 2.27% and 2.30% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 2.38%, 2.28%, 2.27%, 2.27% and 2.30% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended November 30,

Class I	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.41	$10.95	$11.99	$14.36	$14.69

Net investment income (loss) (a)	0.01	(0.07)	(0.05)	(0.14)	(0.12)

Net realized and unrealized gain (loss) on investments	(2.33)	(0.53)	0.35	(0.89)	1.24

Total from investment operations	(2.32)	(0.60)	0.30	(1.03)	1.12

Less distributions:

From return of capital	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)

Net asset value at end of year	$6.19	$9.41	$10.95	$11.99	$14.36

Total investment return (b)	(24.27)%	(6.12)%	2.12%	(7.95)%	8.97%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss) (including tax benefit (expense)) (c)	0.19%	(0.65)%	(0.41)%	(1.01)%	(0.93)%

Net investment income (loss) (excluding tax benefit (expense)) (c)	0.21%	(0.63)%	(0.40)%	(1.00)%	(0.93)%

Net expenses (including tax (benefit) expense) (c)(d)(e)	1.35%	1.29%	1.26%	1.26%	1.28%

Portfolio turnover rate	33%	50%	50%	29%	52%

Net assets at end of year (in 000’s)	$218,903	$461,177	$663,220	$536,749	$481,819

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(51,201) is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(50,008) is attributable to Class I.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(51,403) is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,781 is attributable to Class I.
(d)

The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.34%, 1.27%, 1.25%, 1.25% and 1.28% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.34%, 1.27%, 1.25%, 1.25% and 1.28% for the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-four funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Cushing MLP Premier Fund (the “Fund”), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. Class R6 shares were registered for sale effective as of March 31, 2017. As of November 30, 2020, Class R6 shares were not yet offered for sale. SIMPLE Class shares were registered for sale effective as of August 31, 2020. As of November 30, 2020, SIMPLE Class shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

20	MainStay Cushing MLP Premier Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended November 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of November 30, 2020, were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, rights, and exchange-traded funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

21

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund is taxed as a C-corporation and is subject to federal and state income tax on its taxable income. As of November 30, 2020, the federal income tax rate in effect for a corporation is 21%.

The Fund invests a majority of its assets in the equity securities of master limited partnerships (“MLPs”) and MLP-related investments which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund includes its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A deferred income tax liability balance will be accrued at the effective federal corporate income tax rate at 21% plus an estimated state and local income tax rate for any future tax liability associated capital appreciation of MLP investments and distributions received on MLP investments considered to be a return of capital as well as for any net operating income or gains. A deferred income tax asset balance may also be accrued, which reflects an estimate of future tax benefits associated with net operating losses and/or unrealized losses. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of any deferred income tax asset will not be realized. The factors considered in assessing whether a valuation allowance is recognized include the nature, frequency and magnitude of current and cumulative losses, the duration of the statutory carryforward periods as well as the associated risks that operating and capital loss carryforwards may expire unused. As new information becomes available, the Fund may periodically modify its estimates and assumptions regarding its deferred income tax liability or deferred income tax asset balances.

The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Manager has concluded that provisions for federal, state and local income tax are required to be included in the financial statements for the Fund which is taxed as a corporation and is subject to federal and state income tax on its taxable income. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service (“IRS”) and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the Fund. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

22	MainStay Cushing MLP Premier Fund

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s IRL Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Concentration of Risk.  Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if it was more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invests may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a wholly-owned investment advisory subsidiary of Swank Capital, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an

23

Notes to Financial Statements (continued)

annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion. During the year ended November 30, 2020, the effective management fee rate was 1.10%.

During the year ended November 30, 2020, New York Life Investments earned fees from the Fund in the amount of $7,327,667 and paid the Subadvisor in the amount of $3,663,833. There were no waived fees and/or reimbursed expenses.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, Fund Services is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended November 30, 2020, were $35,671 and $1,160, respectively.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended November 30, 2020, of $128,932 and $26,498, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until March 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended November 30, 2020, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement were as follows:

Class	Expense	Waived
Class A	$264,504	$—
Investor Class	3,405	—
Class C	317,899	—
Class I	436,660	—

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund’s prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

Note 4–Federal Income Tax

As of November 30, 2020, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$510,792,440	$63,098,979	$(41,539,519)	$21,559,460

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial

24	MainStay Cushing MLP Premier Fund

reporting and tax purposes. Components of the Fund’s deferred tax assets as of November 30, 2020, are as follows:

Deferred tax assets
Federal net operating loss carryforward	$14,632,232
State net operating loss carryforward	1,892,320
Capital loss carryforward	139,433,125
Total deferred tax assets	155,957,677
Net deferred tax liabilities Net unrealized appreciation on investment in securities	10,876,906
Net deferred tax asset (liability) before valuation allowance	145,080,771
Less: valuation allowance	145,080,771
Total net deferred tax asset (liability)	$—

The Fund periodically reviews the recoverability of its deferred tax asset, if any, based on the weight of available evidence. When assessing the recoverability of the Fund’s deferred tax asset, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which this deferred tax asset can be realized. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. The Fund will continue to assess the need to record a valuation allowance in the future. If the valuation allowance is required to be increased or decreased in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recovered.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The Fund’s net operating loss carryforward and capital loss carryforward are available to offset its future taxable income. For C-corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Capital losses of C-corporations may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2021. Net operating losses of C-corporations prior to The Tax Cuts and Jobs Act of 2017 can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2036. Any net operating losses arising in tax years ending after December 31, 2017 will have an indefinite carryforward period. Further, as the Fund is a fiscal year taxpayer, the 80% limitation on the use of Federal net operating losses will begin to apply for Federal net operating losses created in the tax year ended November 30, 2021. The Fund has state net operating losses with various expiration dates. The Fund has the following net operating loss carryover and capital loss carryover amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration

November 30, 2016	$13,290,878	November 30, 2036
November 30, 2017	56,386,418	November 30, 2037

Total	$69,677,296

Fiscal Year Ended Capital Loss	Amount	Expiration

November 30, 2016	$308,877,920	November 30, 2021
November 30, 2019	42,091,646	November 30, 2024
November 30, 2020	236,963,055	November 30, 2025

Total	$587,932,621

The Fund’s total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes as of November 30, 2020, as follows:

Income tax provision (benefit) at the federal statutory rate of 21%	$(54,515,471)
State income tax (benefit), net of federal benefit	(7,050,236)
Permanent differences, net	(200,537)
Expiration of capital loss carryforward	14,602,853
Change in valuation allowance from current activity	47,163,391
Total tax expense (benefit)	$—

During the years ended November 30, 2020, and November 30, 2019, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were as follows:

	2020			2019
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total

MainStay Cushing MLP Premier Fund	$—	$89,576,721	$89,576,721	$—	$110,192,928	$110,192,928

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

25

Notes to Financial Statements (continued)

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Bank and Trust Company (“State Street”) served as agent to the syndicate. During the year ended November 30, 2020, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the Credit Agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended November 30, 2020, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended November 30, 2020, purchases and sales of securities, other than short-term securities, were $215,845 and $366,620, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended November 30, 2020, and November 30, 2019, were as follows:

Class A	Shares	Amount

Year ended November 30, 2020
Shares sold	10,534,350	$66,605,135
Shares issued to shareholders in reinvestment of dividends and distributions	3,956,505	24,098,042
Shares redeemed	(13,511,714)	(85,800,906)

Net increase (decrease) in shares before conversion	979,141	4,902,271
Shares converted into Class A (See Note 1)	22,677	139,851
Shares converted from Class A (See Note 1)	(10,281)	(56,392)

Net increase (decrease)	991,537	$4,985,730

Year ended November 30, 2019:
Shares sold	7,652,582	$78,413,358
Shares issued to shareholders in reinvestment of dividends and distributions	2,353,093	24,033,531
Shares redeemed	(8,729,685)	(89,730,426)

Net increase (decrease) in shares before conversion	1,275,990	12,716,463
Shares converted into Class A (See Note 1)	22,229	237,093
Shares converted from Class A (See Note 1)	(48,158)	(463,959)

Net increase (decrease)	1,250,061	$12,489,597

Investor Class	Shares	Amount

Year ended November 30, 2020
Shares sold	64,698	$427,870
Shares issued to shareholders in reinvestment of dividends and distributions	38,954	237,373
Shares redeemed	(58,047)	(397,439)

Net increase (decrease) in shares before conversion	45,605	267,804
Shares converted into Investor Class (See Note 1)	6,998	37,557
Shares converted from Investor Class (See Note 1)	(21,260)	(130,642)

Net increase (decrease)	31,343	$174,719

Year ended November 30, 2019:
Shares sold	56,998	$601,099
Shares issued to shareholders in reinvestment of dividends and distributions	21,789	222,935
Shares redeemed	(47,020)	(497,020)

Net increase (decrease) in shares before conversion	31,767	327,014
Shares converted into Investor Class (See Note 1)	11,535	122,267
Shares converted from Investor Class (See Note 1)	(16,321)	(172,063)

Net increase (decrease)	26,981	$277,218

26	MainStay Cushing MLP Premier Fund

Class C	Shares	Amount

Year ended November 30, 2020
Shares sold	3,360,709	$22,836,675
Shares issued to shareholders in reinvestment of dividends and distributions	4,737,869	25,759,285
Shares redeemed	(14,667,180)	(87,750,462)

Net increase (decrease) in shares before conversion	(6,568,602)	(39,154,502)
Shares converted from Class C (See Note 1)	(35,232)	(233,492)

Net increase (decrease)	(6,603,834)	$(39,387,994)

Year ended November 30, 2019:
Shares sold	4,150,662	$39,192,690
Shares issued to shareholders in reinvestment of dividends and distributions	3,740,780	34,605,668
Shares redeemed	(15,429,596)	(141,871,347)

Net increase (decrease) in shares before conversion	(7,538,154)	(68,072,989)
Shares converted from Class C (See Note 1)	(21,231)	(211,187)

Net increase (decrease)	(7,559,385)	$(68,284,176)

Class I	Shares	Amount

Year ended November 30, 2020
Shares sold	30,089,959	$224,290,698
Shares issued to shareholders in reinvestment of dividends and distributions	5,857,068	37,917,131
Shares redeemed	(49,611,395)	(336,500,659)

Net increase (decrease) in shares before conversion	(13,664,368)	(74,292,830)
Shares converted into Class I (See Note 1)	31,947	243,118

Net increase (decrease)	(13,632,421)	$(74,049,712)

Year ended November 30, 2019:
Shares sold	25,464,638	$270,090,143
Shares issued to shareholders in reinvestment of dividends and distributions	4,703,301	49,711,892
Shares redeemed	(41,767,287)	(440,841,128)

Net increase (decrease) in shares before conversion	(11,599,348)	(121,039,093)
Shares converted into Class I (See Note 1)	48,293	487,849

Net increase (decrease)	(11,551,055)	$(120,551,244)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Manager evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of November 30, 2020. The Manager is evaluating the implications of certain other provisions of

ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund’s performance.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended November 30, 2020, events and transactions subsequent to November 30, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on September 29-30, 2020, the Board considered and approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies and (ii) changes to the Fund’s primary and secondary benchmarks. In connection with these changes, the Fund intends to invest in a manner that will allow it to elect to be treated as a regulated investment company (“RIC”), rather than a C-corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s fiscal 2021 distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain MLPs may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund. These changes took effect on December 1, 2020.

As noted above, the Fund intends to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30,

27

Notes to Financial Statements (continued)

2021 federal income tax return, and such election would be effective December 1, 2020. If the Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders. In addition, in connection with the filing of its federal income tax return as a RIC for the year ending November 30, 2021, no portion of the net operating losses available for carryforward at November 30, 2020 will be available for future use. As a RIC, the Fund’s capital loss carryforwards will continue to be available to offset future capital gains and will expire as indicated in Note 4 to the financial statements.

On December 30, 2020, the Fund declared a distribution payable of $0.0750 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 29, 2020, which were payable on December 30, 2020.

28	MainStay Cushing MLP Premier Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Fund and Board of Trustees

MainStay Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Cushing® MLP Premier Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

January 25, 2021

29

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at newyorklifeinvestments.com or visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Part F of Form N-PORT is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

30	MainStay Cushing MLP Premier Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017 MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	78	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC since 1999	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018.

	Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC since 1990	78

MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (45 portfolios).

	Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; and
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and Chief Executive Officer, CapShift LLC since 2018; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	78

MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;

Allstate Corporation: Director since 2015;
MSCI, Inc.: and Director since 2017.

32	MainStay Cushing MLP Premier Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

Board of Trustees and Officers (Unaudited) (continued)

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since January 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since January 2020; Vice President and Chief Compliance Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since January 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
	Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Cushing MLP Premier Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

MainStay Winslow Large Cap Growth Fund1

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MacKay U.S. Infrastructure Bond Fund2

MainStay Short Term Bond Fund3

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay CBRE Global Infrastructure Fund

MainStay CBRE Real Estate Fund

MainStay Cushing MLP Premier Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Conservative ETF Allocation Fund

MainStay Defensive ETF Allocation Fund

MainStay Equity Allocation Fund6

MainStay Equity ETF Allocation Fund

MainStay Growth Allocation Fund7

MainStay Growth ETF Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate ETF Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.8

Brussels, Belgium

Candriam Luxembourg S.C.A.8

Strassen, Luxembourg

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC8

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC8

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

Distributor

NYLIFE Distributors LLC8

Jersey City, New Jersey

Custodian9

U.S. Bank National Association

Milwaukee, Wisconsin

1.	Formerly known as MainStay Large Cap Growth Fund.
2.	Formerly known as MainStay MacKay Infrastructure Bond Fund.
3.	Formerly known as MainStay Indexed Bond Fund.
4.

This Fund is registered for sale in AZ, CA, NV, OR, TX, UT and WA. Class A and Class I shares are registered for sale in MI. Class I and Class C2 shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	Formerly known as MainStay Growth Allocation Fund.
7.	Formerly known as MainStay Moderate Growth Allocation Fund.
8.	An affiliate of New York Life Investment Management LLC.
9.	JPMorgan Chase Bank, N.A., New York, New York and State Street Bank and Trust Company, Boston, Massachusetts are the custodians for other MainStay Funds.

Not part of the Annual Report

For more information

800-624-6782

newyorklifeinvestments.com

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2021 NYLIFE Distributors LLC. All rights reserved.

1720364 MS233-20	MSCU11-01/21 (NYLIM) NL258

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended November 30, 2020 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $155,300.

The aggregate fees billed for the fiscal year ended November 30, 2019 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $216,600.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020; and (ii) $0 for the fiscal year ended November 30, 2019.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended November 30, 2020; and (ii) $0 during the fiscal year ended November 30, 2019. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended November 30, 2020; and $0 during the fiscal year ended November 30, 2019.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended November 30, 2020 and November 30, 2019 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $197,052 for the fiscal year ended November 30, 2020; and $24,200 for the fiscal year ended November 30, 2019.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended November 30, 2020 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit

Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	February 5, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	February 5, 2021

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.